United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 2, 2026

Date of Report (Date of earliest event reported)

Elite Express Holding Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42811	99-2516128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23046 Avenida De La Carlota, Suite 600 Laguna Hills, CA	92653
(Address of Principal Executive Offices)	(Zip Code)

(949) 758-0650

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	ETS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2026, Elite Express Holding Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Elite Express Holding Inc. 2026 Stock Incentive Plan (the “2026 Incentive Plan”), which had previously been adopted by the Company’s Board of Directors on July 10, 2026, subject to stockholder approval.

The 2026 Incentive Plan provides for grants of stock options, restricted stock, restricted stock units and other cash- or stock-based awards to eligible employees, directors and consultants, with an initial share reserve of 6,000,000 shares of Class A common stock and 2,000,000 shares of Class B common stock, subject to annual increases and other adjustments provided under the plan. The 2026 Incentive Plan is administered by the Compensation Committee of the Board, which determines the recipients and terms of awards. The amounts that may be received by the Company’s executive officers under the 2026 Incentive Plan are not presently determinable.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the matters described below.

(1) The Company’s stockholders re-elected five directors, each to serve until the Company’s next annual meeting of stockholders or until their respective successors are duly elected or appointed. The voting results for each director nominee are summarized in the table below:

Director Nominee	Votes For	Votes Against	Abstentions
Huan Liu	101,447,601	9,805	5,413
Yidan Chen	101,454,347	3,059	5,413
Huaqin He	101,454,347	3,059	5,413
Jianing Lu	101,454,347	3,059	5,413
Huanhuan Tian	101,454,347	3,059	5,413

There were 1,133,134 broker non-votes with respect to the election of the five directors.

(2) The Company’s stockholders ratified the appointment of Audit Alliance LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2026 (the “Appointment”). The voting results for the Appointment are summarized in the table below:

Votes For	Votes Against	Abstentions
102,590,571	5,379	3

There were no broker non-votes with respect to the ratification of the Appointment.

(3) The Company’s stockholders approved the 2026 Incentive Plan. The voting results for the 2026 Incentive Plan are summarized in the table below:

Votes For	Votes Against	Abstentions
101,438,876	22,939	1,004

There were 1,133,134 broker non-votes with respect to the approval of the 2026 Incentive Plan.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Elite Express Holding Inc. 2026 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on July 10, 2026)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2026

Elite Express Holding Inc.

By:	/s/ Yidan Chen
Yidan Chen
Chief Executive Officer, President and Director